                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: April 17, 2001

                            Medix Resources, Inc.
            (Exact name of registrant as specified in its charter)

      Colorado                      0-24768                    84-1123311
(State of other jurisdiction      (Commission)                (IRS Employer
    of incorporation)              File Number)             Identification No.)

      7100 E. Belleview Avenue, Suite 301, Greenwood Village, CO    80111
               (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code: (303) 741-2045

Item 5. Other Events.   Press release announcing handheld and wireless device
                        integration for Wellpoint Pharmacy Management.

      Exhibits
                   Exhibit 99.1 - Copy of the Press Release

                                  SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MEDIX RESOURCES, INC.

April 17, 2001                                 By:/s/Gary L. Smith
                                                    Gary L. Smith,
                                                     Executive Vice President
                                                     and Chief Financial
                                                     Officer